UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2025

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 Dvora HaNevi’a Street

Tel Aviv 6944020, Israel

(Address of principal executive offices) (Zip Code)

+972-3-914-8213

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2025, (i) Teva Pharmaceutical Finance Netherlands II B.V. (“Teva Finance II”), a wholly owned subsidiary of Teva Pharmaceutical Industries Limited (the “Company”), issued €1,000,000,000 aggregate principal amount of 4.125% Senior Notes due 2031 (the “Euro Notes”); (ii) Teva Pharmaceutical Finance Netherlands III B.V. (“Teva Finance III”), a wholly owned subsidiary of the Company, issued $500,000,000 aggregate principal amount of 6.000% Senior Notes due 2032 (the “2032 USD Notes”); and (iii) Teva Pharmaceutical Finance Netherlands IV B.V. (“Teva Finance IV” and, together with Teva Finance II and Teva Finance III, the “Issuers”), a wholly owned subsidiary of the Company, issued $700,000,0000 aggregate principal amount of 5.750% Senior Notes due 2030 (the “2030 USD Notes” and, together with 2030 USD Notes, the “USD Notes” and together with the Euro Notes, the “Notes”).

Teva intends to use the net proceeds from the Notes (i) to fund the announced tender offer for a maximum combined aggregate purchase price (exclusive of accrued and unpaid interest) of up to $2,250,000,000 (equivalent) (upsized from a previously announced cap of $2,000,000,000), (ii) to pay fees and expenses in connection therewith, and (iii) to the extent of any remaining proceeds, for the repayment of outstanding debt upon maturity, tender offer or earlier redemption. Net proceeds may be temporarily invested pending application for their stated purpose.

The Euro Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “Euro Notes Base Indenture”), by and among Teva Finance II, the Company, as guarantor, and The Bank of New York Mellon, as trustee, as supplemented by the Fifth Supplemental Indenture, dated as of May 28, 2025 (the “Euro Notes Supplemental Indenture” and, together with the Euro Notes Base Indenture, the “Euro Notes Indenture”), by and among Teva Finance II, the Company, as guarantor, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent. The 2032 USD Notes were issued pursuant to a Senior Indenture, dated as of March 14, 2018 (the “2032 USD Notes Base Indenture”), as supplemented by the Fifth Supplemental Indenture, dated as of May 28, 2025 (the “2032 USD Notes Supplemental Indenture” and, together with the 2032 USD Notes Base Indenture, the “2032 USD Notes Indenture”), in each case, by and among Teva Finance III, the Company, as guarantor, and The Bank of New York Mellon, as trustee. The 2030 USD Notes were issued pursuant to a Senior Indenture, dated as of May 28, 2025 (the “2030 USD Notes Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 28, 2025 (the “2030 USD Notes Supplemental Indenture” and, together with the 2030 USD Notes Base Indenture, the “2030 USD Notes Indenture” and, together with the Euro Notes Indenture and the 2032 USD Notes Indenture, the “Indentures”), in each case, by and among Teva Finance IV, the Company, as guarantor, and The Bank of New York Mellon, as trustee.

Interest will be payable on the Euro Notes annually in arrears on June 1 of each year, beginning on June 1, 2026, until their maturity date of June 1, 2031. Interest will be payable on the USD notes semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2025, until their maturity dates of December 1, 2032 for the 2032 USD Notes and December 1, 2030 for the 2030 USD Notes. The Euro Notes and the USD Notes are senior unsecured obligations of Teva Finance II, and Teva Finance III and Teva Finance IV, respectively, and the Notes are guaranteed on a senior unsecured basis by the Company.

Teva Finance II may redeem the Euro Notes, in whole or in part, at any time or from time to time, upon at least 10 days’, but not more than 60 days’, prior notice delivered to the registered address of each holder of the Euro Notes to be redeemed with a copy of such notice delivered to the trustee and the paying agent. The Euro Notes will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the Euro Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the Euro Notes Indenture) of the Euro Notes being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the applicable Reinvestment Rate (as defined in the Euro Notes Indenture), plus accrued and unpaid interest thereon, if any to, but not including, the redemption date; provided that if Teva Finance II elects to redeem the Euro Notes at any time on or after March 1, 2031 (three months prior to the maturity date of the Euro Notes), Teva Finance II may redeem the such Euro Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Euro Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

Teva Finance III and Teva Finance IV may redeem the 2032 USD Notes and the 2030 USD Notes, respectively, in whole or in part, at any time or from time to time, upon at least 10 days’, but not more than 60 days’, prior notice. The USD Notes will be redeemable at a redemption price equal to the greater of (1) 100% of the principal amount of the USD Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined in the 2032 USD Notes Indenture and 2030 USD Notes Indenture, respectively) of the USD Notes of such series being redeemed discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), using a discount rate equal to the sum of the Treasury Rate (as defined in the 2032 USD Notes Indenture and 2030 USD Notes Indenture, respectively) plus 50 basis points, plus in each case accrued and unpaid interest thereon, if any, to, but not including, the redemption date; provided that if Teva Finance III elects to redeem the 2032 USD Notes at any time on or after September 1, 2032 (three months prior to the maturity date of the 2032 USD Notes) or if Teva Finance IV elects to redeem the 2030 USD Notes at any time on or after September 1, 2030 (three months prior to the maturity date of the 2030 USD Notes), Teva Finance III or Teva Finance IV, as applicable, may redeem the USD Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of such series of USD Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date.

The terms of the Indentures, among other things and subject to specified exceptions, limit the ability of (a) the Company and its subsidiaries to (i) create liens upon certain of their property and (ii) enter into sale-leaseback transactions; and (b) the applicable Issuer and the Company to merge, consolidate or sell, lease or convey all or substantially all of their assets. The Indentures provide for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indentures; acceleration of certain other indebtedness; failure of the Company’s guarantee to be enforceable; and certain events of bankruptcy or insolvency. The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), and is being made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-284770) and the prospectus included therein (the “Registration Statement”), filed by the Company with the Commission on February 7, 2025, the preliminary prospectus supplement relating thereto, dated May 19, 2025, and filed with the Commission on May 19, 2025 pursuant to Rule 424(b)(3) promulgated under the Securities Act and the free writing prospectus related thereto, dated May 20, 2025, and filed with the Commission on May 20, 2025 pursuant to Rule 433 under the Securities Act.

The foregoing summary descriptions of the Euro Notes Base Indenture, Euro Notes Supplemental Indenture, 2032 USD Notes Base Indenture, 2032 USD Notes Supplemental Indenture, 2030 USD Notes Base Indenture, 2032 USD Notes Supplemental Indenture and each series of Notes are not complete and are qualified in their entirety by reference to the Euro Notes Base Indenture, the Euro Notes Supplemental Indenture, the form of 2031 Euro Notes, the 2032 USD Notes Base Indenture, the 2032 USD Notes Supplemental Indenture, the form of 2032 USD Notes, the 2030 USD Notes Base Indenture, the 2030 USD Notes Supplemental Indenture and the form of 2030 USD Notes, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit

4.1*	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by the registrant on February 19, 2019).

4.2	Fifth Supplemental Senior Indenture, dated as of May 28, 2025, among Teva Pharmaceutical Finance Netherlands II B.V., Teva Pharmaceutical Industries Limited, The Bank of New York Mellon, as trustee, and The Bank of New York Mellon, London Branch, as paying agent.

4.3	Form of 2031 Euro Notes (included in Exhibit 4.2).

4.4*	Senior Indenture, dated as of March 14, 2018, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.27 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed by the registrant on February 19, 2019).

4.5	Fifth Supplemental Senior Indenture, dated as of May 28, 2025, among Teva Pharmaceutical Finance Netherlands III B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.6	Form of 2032 USD Notes (included in Exhibit 4.5).

4.7	Senior Indenture, dated as of May 28, 2025, among Teva Pharmaceutical Finance Netherlands IV B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.8	First Supplemental Senior Indenture, dated as of May 28, 2025, among Teva Pharmaceutical Finance Netherlands IV B.V., Teva Pharmaceutical Industries Limited and The Bank of New York Mellon, as trustee.

4.9	Form of 2030 USD Notes (included in Exhibit 4.8).

5.1	Opinion of Agmon with Tulchinsky Law Firm (Israeli law)

5.2	Opinion of Kirkland & Ellis LLP (New York law)

5.3	Opinion of Van Doorne N.V. (Dutch law)

23.1	Consent of Agmon with Tulchinsky Law Firm (included in Exhibit 5.1)

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.2)

23.3	Consent of Van Doorne N.V. (included in Exhibit 5.3)

104	Cover Page Interactive Data File (included within the Inline XBRL document).

*	Previously Filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

By:	/s/ Eli Kalif
Name:	Eli Kalif
Title:	Executive Vice President, Chief Financial Officer

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